Exhibit 99.1

FOR IMMEDIATE RELEASE
BROCADE CONTACTS

Investor Relations	Media Relations
Shirley Stacy	Leslie Davis
Tel: 408-333-5752	Tel: 408-333-5260
sstacy@brocade.com	lmdavis@brocade.com
BROCADE ANNOUNCES PRELIMINARY THIRD QUARTER FISCAL 2006 RESULTS
Third Quarter Revenues Expected to be a Record $188 to $189 Million
Increase 3% Sequentially And 54% Year-Over-Year
SAN JOSE, Calif.—August 8, 2006— Brocade Communications Systems, Inc. (Nasdaq: BRCD) today announced preliminary results for the third quarter of fiscal 2006 (Q3 06), ending July 29, 2006. Brocade expects to report net revenue for Q3 06 in a range of $188 to $189 million and diluted GAAP earnings per share of $0.08 to $0.09. This represents revenue growth of 3 percent from revenue of $182.7 million reported in the second quarter of fiscal year 2006 and 54 percent from revenue of $122.3 million reported in the third quarter of fiscal year 2005.
GAAP earnings per share is expected to include charges of approximately: $2.9 million in legal fees related to the SEC investigation and shareholder litigation, $7.4 million for stock-based compensation, $0.9 million amortization of acquired intangibles, and a $2.7 million gain on an equity investment, which totals approximately $0.02 per diluted share net of related income taxes.
Brocade Communications Systems, Inc.
1745 Technology Dr. San Jose, CA 95110
T 408.333.8000 F 408.333.8101
www.brocade.com

BROCADE ANNOUNCES PRELIMINARY Q3 2006 RESULTS
Revenue and earnings per share are estimated to be above the high-end of the Company’s previous guidance issued on May 18, 2006 for revenue in a range of $174 to $183 million, and diluted non-GAAP earnings per share of $0.07.
Sell-through, a measurement of OEM and channel partner sales to end-users, is expected to be in an approximate range of $189 to $190 million for Q3 06. The Company’s management references sell-through information to make decisions regarding operational performance including planning and forecasting of future periods.
These preliminary results are based on management’s initial estimates of operating results and there is no assurance that the estimates and amounts will not change.
Brocade expects to report financial results for its third quarter of fiscal year 2006 on Thursday, August 17, 2006 after the close of market. Following the press release, Brocade will host a conference call at 1:30 p.m. PT (4:30 p.m. ET). The call is being audio Webcast live via the Internet at www.brocade.com/investors. A replay of the conference call will be available via Webcast at www.brocade.com/investors for approximately twelve months.
Cautionary Statement
This press release contains statements that are forward-looking in nature, including statements regarding the Company’s estimated financial results for the third quarter of fiscal 2006 and expected sell-through. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties, which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, adjustments resulting from the quarter close process and review by the Company’s independent auditors of the financial results for the third quarter; the on-going SEC and Department of Justice investigation, which may result in further changes to the Company’s historical financial results and accounting practices; the amount of OEM and channel partner sales to end-users and inventory levels maintained by such partners; and the Company’s ability to manage its business effectively in a rapidly evolving market. These and other risks are set forth in more detail in the section entitled “Risk Factors” under “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s

BROCADE ANNOUNCES PRELIMINARY Q3 2006 RESULTS
Quarterly Report on Form 10-Q for the quarter ended April 29, 2006. The Company assumes no obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.
About Brocade
Brocade delivers industry-leading platforms, solutions, and services for intelligently connecting, managing, and optimizing IT resources in shared storage environments. The world’s premier systems, server, and storage providers offer the Brocade SilkWorm family of Storage Area Network (SAN) connectivity platforms as the foundation for shared storage in organizations of all sizes. In addition, the Brocade Tapestry™ family of IT infrastructure solutions extends the ability to proactively manage and optimize application and information resources across the enterprise. Using Brocade solutions, organizations are better positioned to reduce cost, manage complexity, and satisfy business compliance requirements through optimized use and management of their IT resources. For more information, visit the Brocade Web site at www.brocade.com or contact the company at info@brocade.com.
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NOTE: Brocade, the Brocade B weave logo, Fabric OS, File Lifecycle Manager, MyView, Secure Fabric OS, SilkWorm, and StorageX are registered trademarks and Tapestry is a trademark of Brocade Communications Systems, Inc., in the United States and/or in other countries. All other brands, products, or service names are or may be trademarks or service marks of, and are used to identify, products or services of their respective owners.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
Brocade plans to file with the SEC a Registration Statement on Form S 4 in connection with the transaction and Brocade and McData plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy

BROCADE ANNOUNCES PRELIMINARY Q3 2006 RESULTS
Statement/Prospectus will contain important information about Brocade, McData, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Brocade and McData through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus from Brocade by contacting Investor Relations at (408) 333-5767 or investor-relations@brocade.com or from McData by contacting Investor Relations (408) 567-5815 or investor_relations@mcdata.com.
Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Brocade and McData in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the joint proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in Brocade’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about February 24, 2006. This document is available free of charge at the SEC’s web site at www.sec.gov and from Brocade by contacting Brocade at Investor Relations at (408) 333-5767 or investor-relations@brocade.com.
McData and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Brocade and McData in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the joint proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in McData’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about June 9, 2006. This document is available free of charge at the SEC’s web site at www.sec.gov and from McData by contacting McData at Investor Relations (408) 567-5815 or investor_relations@mcdata.com.